______________________________________________________________________________________

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): January 31, 2008 (January 25, 2008)

BUTLER INTERNATIONAL, INC.

(Exact name of Registrant as specified in Charter)

MARYLAND	0-14951	06-1154321

(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(I.R.S. Employer Identification No.)

New River Center, 200 East Las Olas Boulevard, Suite 1730

Ft. Lauderdale, Florida 33301
(Address of Principal Executive Offices/Zip Code)

                        (954) 761-2200
Registrant’s telephone number, including area code:

                       Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

______________________________________________________________________________________

TABLE OF CONTENTS

INFORMATION TO BE INCLUDED IN THE REPORT

ITEM 1.01	Entry Into a Material Definitive Agreement

SIGNATURE

ITEM 1.01         ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

As previously reported, on December 13, 2007 Registrant’s wholly-owned subsidiary, Butler of New Jersey Realty Corp., (“Seller”), entered into an Agreement of Purchase and Sale for the sale of its Montvale, New Jersey property (“Property”). On January 25, 2008 the Buyer notified the Seller that it had secured a mortgage commitment for the acquisition of the Property. The Closing Date is tentatively scheduled for February 27, 2008, and is subject to standard closing conditions. Upon the sale of the Property, the Registrant’s debt will decrease by approximately $10,000,000.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 31, 2008	BUTLER INTERNATIONAL, INC.

By: /s/ Mark Koscinski
Mark Koscinski

Chief Financial Officer

4